SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 24, 1999

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of June 1, 1999, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2)


                   Residential Asset Securities Corporation
            (Exact name of registrant as specified in its charter)

DELAWARE                         333-30789         51-0362653
(State or Other Jurisdiction  (Commission       (I.R.S. Employer
of Incorporation)             File Number)      Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                   55437
 (Address of Principal                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000


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Item 5Other Events.

            The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777 ) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999 and for the periods ending March 31, 1999 and March 31, 1998 included in the Quarterly Report on Form 10Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Commission on May 12, 1999), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-30789) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Residential Asset Securities Corporation Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2, and shall be deemed to be a part hereof.

Item 7Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.        Description

1                       23                 Consent of KPMG LLP,
                                           independent auditors of
                                           Ambac Assurance Corporation
                                           and subsidiaries with respect
                                           to the Residential Asset
                                           Securities Corporation
                                           Mortgage Asset-Backed Pass-
                                           Through Certificates, Series
                                           1999-RS2




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ASSET SECURITIES
                                    CORPORATION

                                     By:    /s/ Julie Steinhagen
                                     Name: Julie Steinhagen
                                     Title: Vice President


Dated: June 24, 1999

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL ASSET SECURITIES
                                     CORPORATION


                                     By:
                                     Name: Julie Steinhagen
                                     Title: Vice President


Dated: June 24, 1999

                                 EXHIBIT INDEX


            Item 601(a) of          Sequentially
Exhibit     Regulation S-K          Numbered
Number      Exhibit No.             Description             Page

1                 23              Accountant's Consent

                                   EXHIBIT 1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-30789) on Form S-3 of Residential Asset Securities Corporation (the
"Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated June 24, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                    KPMG LLP

New York, New York
June 24, 1999



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